UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C INFORMATION

(Rule 14c-101)
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☑ Preliminary Proxy Statement
☐  Definitive Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

GREAT AMERICAN ENERGY INC.
(Name of Registrant as Specified In Its Charter)

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☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

To the Stockholders of Great American Energy, Inc.:

This Notice and the accompanying Information Statement are being furnished to inform you that, on May 23, 2013, the Board of Directors of Great American Energy, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), unanimously approved, and on May 28, 2013 (the “Record Date”), the holder of at least a majority of the voting power of our issued and outstanding common stock as of such Record Date, approved by written consent pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), the following corporate actions to be effected through the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware  (collectively, the Corporate Actions):

1.	That the Certificate of Incorporation of the Company be amended and restated to change its name to “Sovereign Lithium, Inc.” (the “Name Change”);
2.
That the Certificate of Incorporation of the Company be amended and restated to authorize that 20,000,000 shares of preferred stock, par value $.000001 per share, may be issued in one or more series, and with such designation and authorized  number of such shares of each series to be determined by the Board (“Blank Check Preferred Stock”);

3
That the Certificate of Incorporation of the Company be amended and restated to effect a reverse stock split of the issued and outstanding common stock of the Company, at a reverse stock split ratio of 1-for-2, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof (the “Reverse Stock Split”);

4.	That the Certificate of Incorporation of the Company be amended and restated to give the Board the authority and power to change the Bylaws of the Company without requiring a vote of the stockholders;
5.
That the Certificate of Incorporation of the Company be amended and restated to include a provision to limit the personal liability of its directors to the fullest extent permitted under Section 102 of the DGCL; and

6.
That the Certificate of Incorporation of the Company be amended and restated to provide indemnification and advancement of expenses to its officers, directors, employees and agents  to the fullest extent permitted by Section 145 of DGCL.

All stockholders are urged to read the accompanying Information Statement in its entirety for a description of the above Corporate Actions.

We intend to begin mailing this Notice and the accompanying Information Statement to our stockholders of record on the Record Date on or about June 20, 2013.  The Corporate Actions will become effective at the effective time of the Amended and Restated Certificate of Incorporation (the “Amended Certificate”) to be filed with the Secretary of State of the State of Delaware, which filing will occur no sooner than the later of (i) a minimum of 20 calendar days after the mailing of this Notice and the accompanying Information Statement to our stockholders, or (ii) the first date permitted or determined by the Financial Industry Regulatory Authority as the effective time of the Reverse Stock Split and Name Change.  The Corporate Actions have been duly authorized and approved by the written consent of the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date. Under Delaware law and the terms of our Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve each of these Corporate Actions. Accordingly, your vote or consent  is not requested or required to approve any of these Corporate Actions.

This Notice and the accompanying Information Statement, which describes each of these Corporate Actions in more detail, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), to our stockholders of record on the Record Date solely for informational purposes. This Notice and the accompanying Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of corporate action without a meeting by less than a unanimous written consent of the Company’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of our Board of Directors,

Felipe Pimienta, President

Denver, Colorado

June __, 2013

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

GENERAL

This Notice and Information Statement are being furnished to inform you that, on May 23, 2013, the Board of Directors of Great American Energy, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), unanimously approved, and on May 28, 2013 (the “Record Date”), the holder of at least a majority of the voting power of our issued and outstanding common stock  as of such Record Date, approved by written consent pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), the following corporate actions to be effected through the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (collectively, the “Corporate Actions”):

1.	That the Certificate of Incorporation of the Company be amended and restated to change its name to “Sovereign Lithium, Inc.” (the “Name Change”);
2.
That the Certificate of Incorporation of the Company be amended and restated to authorize that 20,000,000 shares of preferred stock, par value $.000001 per share, may be issued in one or more series, and with such designation and authorized  number of such shares of each series to be determined by the Board (“Blank Check Preferred Stock”);

3
That the Certificate of Incorporation of the Company be amended and restated to effect a reverse stock split of the issued and outstanding common stock of the Company, at a reverse stock split ratio of 1-for-2, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof (the “Reverse Stock Split”);

4.	That the Certificate of Incorporation of the Company be amended and restated to give the Board the authority and power to change the Bylaws of the Company without requiring a vote of the stockholders;
5.
That the Certificate of Incorporation of the Company be amended and restated to include a provision to limit the personal liability of its directors to the fullest extent permitted under Section 102 of the DGCL; and

6.
That the Certificate of Incorporation of the Company be amended and restatedto provide indemnification and advancement of expenses to its officers, directors, employees and agents  to the fullest extent permitted by Section 145 of DGCL.

All stockholders are urged to read the accompanying Information Statement in its entirety for a description of the above Corporate Actions. We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about June 20, 2013.  All stockholders are urged to read this Notice and Information Statement in its entirety for a description of the above Corporate Actions.

This Notice and Information Statement, which describes each of these Corporate Actions in more detail, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our stockholders of record on the Record Date solely to inform our stockholders of the above Corporate Actions taken by the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, before such actions take effect.  This Notice and Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of corporate action without a meeting by less than an unanimous written consent of the Company’s stockholders.

Our principal executive office is located at 999 18th Street, Suite 3000, Denver, Colorado 80202.  The telephone number at our principal executive office is (303) 242-5376. The telephone number of our Investor Relations contact is (800) 673-5088.

VOTING SECURITIES

Our authorized capital stock consists of 1,020,000,000 shares of capital stock with 1,000,000,000 of such shares designated as common stock, par value $0.000001 per share, and 20,000,000 of such shares designated as preferred stock, par value $0.000001 per share.  As of the Record Date, we have 89,460,030 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

All shares of our common stock have equal voting rights and, when validly issued and outstanding, are entitled to one vote per share in all matters to be voted upon by stockholders. The shares of common stock have no preemptive, subscription, conversion or redemption rights.  In the event of liquidation of the Company, each stockholder is entitled to receive a proportionate share of the Company's assets available for distribution to stockholders after the payment of liabilities and after distribution in full of preferential amounts, if any. Holders of the common stock are entitled to share pro rata in dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available therefor.

CONSENTING STOCKHOLDER AND
NO VOTING OF STOCKHOLDERS REQUIRED

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Corporate Actions requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of common stock .  Each Stockholder is entitled to one vote per share of common stock on any matter which may properly come before the stockholders.

On the Record Date, we had 89,460,030 shares of common stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On May 23, 2013, the Corporate Actions were approved by our Board of Directors. On May 28, 2013, the Corporate Actions were approved by Mr. Geoff Evett, our director, who, as of the Record Date, owned 48,000,000 shares of our common stock constituting approximately 53.65% of the voting power of our issued and outstanding shares of our common stock.  Under Delaware law and the terms of our Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve the Corporate Actions.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect or ratify the Corporate Actions as early as possible in order to accomplish the purposes of the Company as described in this Notice and Information Statement, the Board of Directors elected to utilize the written consent of the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, to authorize and approve the Corporate Actions.  Accordingly, no other stockholder votes or consents are required, or will be solicited, in connection with the Corporate Actions.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act and DGCL.

EFFECTIVE TIME OF THE CORPORATE ACTIONS

We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about June 20,  2013.  The Corporate Actions  will become effective at the effective time of the Amended and Restated Certificate of Incorporation (the “Amended Certificate”), which will be when the Amended Certificate is filed with and accepted by the Secretary of State of the State of Delaware, which filing will occur no sooner than the later of (i) a minimum of 20 calendar days after the mailing of this Notice and Information Statement to our stockholders, or (ii) the first date permitted or determined by the Financial Industry Regulatory Authority as the effective time of the Reverse Stock Split and Name Change (the “Effective Time”). The form of Amended Certificate is attached to this Notice and Information Statement as Annex A.

CORPORATE ACTION TAKEN — NAME CHANGE

General

On May 23, 2013, the Board of Directors unanimously approved, and on May 28, 2013, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to amend and restate our Certificate of Incorporation to change our name to “Sovereign Lithium, Inc.” (the “Name Change”).  Since we have  the necessary authorization for the Name Change as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Name Change.  The effective time of the Name Change, will be as described above under the caption “EFFECTIVE TIME OF CORPORATE ACTIONS.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, is set forth below:

“FIRST:     The name of this corporation is: Sovereign Lithium, Inc.”

Reason for Name Change

            Our Board of Directors has determined that the change of our name to “Sovereign Lithium, Inc.” is in the best interest of our stockholders since it will more accurately reflect our focus on lithium.

CORPORATE ACTION TAKEN — BLANK CHECK PREFERRED STOCK

General

On May 23, 2013, the Board of Directors unanimously approved, and on May 28, 2013, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to amend and restate our Certificate of Incorporation to authorize that  20,000,000 shares of preferred stock, par value $.000001 per share, may be issued in one or more series, and with such designation and authorized  number of such shares of each series to be determined by the Board (“Blank Check Preferred Stock”).

Since we have the necessary authorization for the Blank Check Preferred Stock as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Blank Check Preferred Stock.  The effective time of the Blank Check Preferred Stock, will be as described above under the caption “EFFECTIVE TIME OF CORPORATE ACTIONS.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, is set forth below:

“FOURTH:   The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 1,020,000,000 of which 1,000,000,000 shares shall be Common Stock, par value of $0.000001 per share, and 20,000,000 shares shall be Preferred Stock, par value $0.000001 per share.

Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

Reasons For and General Effect of Blank Check Preferred Stock

Our authorized capital consists of 1,000,000,000 shares of common stock and 20,000,000 shares of preferred stock.  Currently, our Certificate of Incorporation does not authorize our Board of Directors to issue our preferred stock in series and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.  Under Section 151 of the DGCL, such authority to the Board of Directors must be expressly vested in the Certificate of Incorporation.  Upon the effectiveness of the Corporate Actions, the Board of Directors will have the authority to issue the preferred stock in one or more series as may be determined by our Board of Directors, who may establish, from time to time, the number of shares to be included in each series, may fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  Any preferred stock so issued by the Board of Directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.

We believe that it is important to have a class of preferred stock which can be issued by the Board in different series. This is a flexibility that most  Delaware companies (but not the Company) have from their incorporation.  Moreover, we believe that while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, under certain circumstances, the issuance of preferred stock pursuant to Board authority or the existence of the unissued preferred stock might tend to discourage or render more difficult a merger or other change of control. While preferred stock can be used to delay or prevent hostile takeover of the Company, it is not the Company’s current intent to use it in that manner. We are not aware of any effort to undertake a hostile takeover of the Company at the present time.

CORPORATE ACTION TAKEN — REVERSE STOCK SPLIT

General

On May 23, 2013, the Board of Directors unanimously approved, and on May 28, 2013, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to effectuate the 1-for-2 Reverse Stock Split. Since we have  the necessary authorization for the Reverse Stock Split as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Reverse Stock Split. Pursuant to the Reverse Stock Split, each 2 shares of our issued and outstanding common stock will be automatically converted into 1 share of common stock.

No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split. Accordingly, each stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.  For example, if a stockholder owned 3 shares of our common stock prior to the consummation of the 1-for-2 Reverse Stock Split, following the consummation of the Reverse Stock Split that stockholder would own 2 shares of our common stock.  The effective time of the Reverse Stock Split will be as described above under the caption “EFFECTIVE TIME OF THE CORPORATE ACTIONS.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, in order to effect the Reverse Stock Split, is set forth below:

“Upon the filing and effectiveness (the “Effective Time”), pursuant to the General Corporation Law of the State of Delaware, of this Amended and Restated Certificate of Incorporation, each two (2) shares of the Corporation’s common stock, $0.000001 par value, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or by the holder thereof (the “Reverse Stock Split”).  The Corporation shall not issue fractional shares of Common Stock or pay cash in respect thereof in connection with the Reverse Stock Split but, in lieu thereof, the aggregate number of shares of the Corporation’s Common Stock issuable to each holder in connection with the Reverse Stock Split shall be rounded up to the next higher whole number of shares of Common Stock.  Following the Reverse Stock Split, each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to represent only that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined pursuant to the Reverse Stock Split (subject to the treatment of fractional shares as set forth above).”

The Reverse Stock Split will not change the number of authorized shares of common stock of the Company.  However, as a result of the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced.  We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions. However, in the future we may consider issuing additional shares.

At the Effective Time, two shares of common stock will automatically be combined and changed into one share of common stock.  The table below sets forth, as of the Record Date and as of the Effective Time, the following information both before and after the proposed Reverse Stock Split.  We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split):

	Before the Reverse Stock Split	After the Reverse Stock Split
	(As of the Record Date)	(At Effective Time)
Issued and Outstanding Common Stock	89,460,030	44,730,015

Purposes for Reverse Stock Split

The Board of Directors believes implementing a reverse stock split is likely to increase the market price for our common stock as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of our common stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of our common stock.  The Board of Directors also believes that the Reverse Stock Split provides us with greater flexibility with respect to our capital structure for such purposes as additional equity financings.

At the Effective Time, two shares of common stock will automatically be combined and changed into one share of common stock.  No additional action on our part or any stockholder will be required in order to effect the Reverse Stock Split.  No fractional shares of post-Reverse Stock Split common stock will be issued to any stockholder.  Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Stock Split common stock, will, if they hold a fractional share, receive a full share of our common stock. Subject to the provisions for elimination of fractional shares, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of common stock.

Effects and Potential Effects Of The Reverse Stock Split

We will obtain a new CUSIP number for our common stock at the time of the Reverse Stock Split. The principal effects of the Reverse Stock Split, if implemented, will be that:

●
The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except for any changes resulting from the elimination of fractional shares as described below.  The number of issued and outstanding shares of common stock will be reduced proportionately based on the Reverse Stock Split ratio of 1-for-2, except for any changes resulting from the elimination of fractional shares.  No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split.  As described below, each stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof. While the intent is for the Reverse Stock Split to affect all of our stockholders uniformly, the process of rounding up when any of our stockholders owns a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in the Company.

●	There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

●	The Reverse Stock Split will not change the number of authorized shares of common stock of the Company.

●
As a result of the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced.  The Reverse Stock Split will become effective at the Effective Time which occurs when the Amended Certificate is filed with the Secretary of State of the State of Delaware following the expiration of the 20 day period pursuant to rules promulgated under Regulation 14C of the Exchange Act.  We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions. However, in the future we may consider issuing additional shares.

●
Each share of our common stock issued and outstanding following the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to one share of our common stock issued and outstanding prior to the Reverse Stock Split.  The shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

●	Pursuant to the Reverse Stock Split, the par value of our common stock will remain $0.000001 per share.

●
Our common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act.  The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act as we will continue to be subject to the Exchange Act’s periodic reporting requirements.

●	Stockholders who own less than 2 shares will own one share of our common stock.

●
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Relative to stockholders who hold “round lots” of even multiples of 100 shares, stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing such sales.

●
The 1-for-2 Reverse Stock Split will reduce the total number of Company’s issued and outstanding shares of common stock.  As a result of the reduction in the number of shares of common stock, the price per share increases proportionately upon the completion of the Reverse Stock Split.

Fractional Shares

In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock to our stockholders who would otherwise be entitled to receive fractional shares in connection with the Reverse Stock Split, no fractional shares of our common stock will be issued to stockholders in connection with the Reverse Stock Split.  Each stockholder who would otherwise be entitled to receive a fractional share of our common stock in connection with the Reverse Stock Split will receive 1 full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.  For example, if a stockholder owned 3 shares of our common stock prior to the consummation of the 1-for-2 Reverse Stock Split, following the consummation of the Reverse Stock Split that stockholder would own 2 shares of our common stock.  We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split.

Potential Anti-Takeover Effects of Amendment

Release No. 34-15230 (October 13, 1978) of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  The Reverse Stock Split could have an anti-takeover effect because the authorized shares are not being reduced by the reverse stock split, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by a reverse stock split.  For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  However, the Reverse Stock Split has been effected for the primary purpose of facilitating the conversion of the Series A preferred stock, as well as to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  Although the remainder of significant amounts of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our common stock or obtain control of the Company.

Anti-takeover Effects of Our Certificate of Incorporation and Bylaws

Our Certificate of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management.  According to our Bylaws and Certificate of Incorporation, neither the holders of the Company’s common stock nor the holders of the Company’s preferred stock have cumulative voting rights in the election of our directors.  The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s Board of Directors or for a third party to obtain control of the Company by replacing its Board of Directors.  In addition, upon the effectiveness of the Corporation Actions, our Board of Directors may issue, without further stockholder approval, up to 20,000,000 shares of preferred stock, par value $0.000001 per share, in one or more series.  Any preferred stock issued in the future may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of preferred stock may have series voting rights.  The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Anti-takeover Effects of Delaware Law

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

●	prior to the date of the transaction, our Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●
upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, calculated as provided under Section 203; or

●
at or subsequent to the date of the transaction, the business combination is approved by our Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder.  An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock.  We expect the existence of this provision to have an anti-takeover effect with respect to transactions our Board of Directors does not approve in advance.  We also anticipate that Section 203 may also discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

The provisions of Delaware law and the provisions of our Certificate of Incorporation could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they might also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts.  These provisions might also have the effect of preventing changes in our management.  It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Effect on Registered and Beneficial Stockholders

At the Effective Time of the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” through a bank, broker or other nominee in the same manner as our registered stockholders whose shares of common stock are registered in their names.  Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name.”  However, these banks, brokers or other nominees may have different procedures than our transfer agent for processing the Reverse Stock Split.  If you hold your shares of our common stock with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Shares and Certificated Shares

If you hold your shares of common stock in a brokerage account or in “street name,” you do not need to take any action to receive your post-Reverse Stock Split shares of Company common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time of the Reverse Stock Split indicating the number of shares of common stock you hold.

If any of your shares of common stock are held in certificated form, the number of shares represented by each certificate will be updated in our transfer agent’s records. If you would like a new certificate that represents the post-split shares you will need to surrender your original certificate to the transfer agent along with a letter requesting a new post-split certificate and pay the applicable transfer fees.

Any stockholder whose certificate representing pre-Reverse Stock Split shares of our common stock has been lost, destroyed or stolen will be entitled to post-Reverse Stock Split shares only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

Contact information for our transfer agent is as follows:

       Action Stock Transfer Corporation
       2469 E. Fort Union Blvd., Suite 214
       Salt Lake City, UT 84121
       Telephone:  (801) 274-1088
       Fax: (801) 274-1099
       Email: info@actionstocktransfer.com

YOU SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). YOU SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split.  This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split.  The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

This discussion is included for general information purposes only, applies only to holders that are U.S. persons, and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, regulated investment companies, personal holding companies, partnerships, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

No gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares.  The aggregate tax basis of the post-Reverse Stock Split shares will be the same as the aggregate tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.

CORPORATE ACTION TAKEN — AMENDMENT TO BYLAWS

General

On May 23, 2013, the Board of Directors unanimously approved, and on May 28, 2013, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to amend and restate our Certificate of Incorporation to grant our Board of Directors with the authority and power to change the Bylaws of the Company without requiring a vote of the stockholders (“Amendment to Bylaws”).

Since we have  the necessary authorization for the Amendment to Bylaws as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Amendment to Bylaws.  The effective time of the Amendment to Bylaws will be as described above under the caption “EFFECTIVE TIME OF CORPORATE ACTIONS.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, is set forth below:

“FIFTH:   The board of directors shall have the power to adopt, amend or repeal the Bylaws of the corporation without requiring a vote of the stockholders therefor.”

Reasons For and General Effect of Amendment to Bylaws

Under Section 109(a) of the DGCL, stockholders only have the power to amend bylaws unless the Certificate of Incorporation expressly confer that power on the Board of Directors.  Currently, our Certificate of Incorporation does not grant our Board of Directors the authority to  change our Bylaws.  However, under Section 1 of Article IX of our Bylaws, our Bylaws may be amended (1) by affirmative vote of holders of majority of the stockholders entitled to vote in the election of any director at an annual meeting or at a special meeting, and (2) also by a majority of the entire Board of Directors at a regular or special meeting of the Board provided however, the Bylaws adopted by the Board may be altered, amended, or repealed by the stockholders.  The inclusion of this provision authorizing the Board of Directors  to amend the bylaws, moreover, would  not divest the stockholders of their residual power to amend the bylaws.  We believe it to be in the best interest of the Company to amend its Certificate of Incorporation to grant the authority of amending the Bylaws to the Board.  Amending our Certificate of Incorporation to provide for such authority would provide the statutory basis for the authority granted to our Board of Directors with regards to its authority to amend the Bylaws, as currently set forth in our Bylaws.

CORPORATE ACTION TAKEN — LIMITATION OF PERSONAL LIABILITY

General

On May 23, 2013, the Board of Directors unanimously approved, and on May 28, 2013, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to amend and restate our Certificate of Incorporation to include a provision to limit the personal liability of our directors to the fullest extent permitted under Section 102 of the DGCL (“Limitation of Personal Liability”).

Since we have the necessary authorization for the Limitation of Personal Liability as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Limitation of Personal Liability.  The effective time of the Limitation of Personal Liability, will be as described above under the caption “EFFECTIVE TIME OF CORPORATE ACTIONS.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, is set forth below:

“SIXTH:   The personal liability of the directors of the corporation is hereby eliminated to the fullest extent by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.”

Reasons For and General Effect of Limitation of Personal Liability

Although Article II, Section 15 of our Bylaws provides that directors who perform their duties in good faith and in a manner they reasonably believe to be in the best interest of the corporation will have no liability in connection with performing such duties, currently our Certificate of Incorporation does not have a provision limiting the liability of our directors as permitted under Section 102(b) of the DGCL.  Section 102(b)(7) of the DGCL provides that a company may have in its Certificate of Incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director:  (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under §174; or (iv) for any transaction from which the director derived an improper personal benefit.

We believe that the limitation of liability provisions, which are commonly adopted by Delaware corporations, are necessary to protect our directors from liability for exercise of their business judgment where there has been no breach of the director’s duty of loyalty to the Company or its stockholders, where the director has acted or failed to act in good faith and in manners which do not involve intentional misconduct or a knowing violation of law, which do not arise for wrongful distributions under Section 174 of the DGCL, and which do not result from any transaction from which the director derived an improper personal benefit.  We believe that by adopting the limitation of liability provision pursuant to requirements of DGCL §102(b)(7), it may be easier for us to attract and retain quality directors.

CORPORATE ACTION TAKEN — DIRECTOR INDEMNIFICATION

General

On May 23, 2013, the Board of Directors unanimously approved, and on May 28, 2013, the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to amend and restate our Certificate of Incorporation to provide indemnification and advancement of expenses to its officers, directors, employees and agents to the fullest extent permitted by Section 145 of DGCL (“Director Indemnification”).

Since we have the necessary authorization for the Director Indemnification as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Director Indemnification.  The effective time of the Director Indemnification, will be as described above under the caption “EFFECTIVE TIME OF CORPORATE ACTIONS.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock, as of the Record Date, is set forth below:

“SEVENTH:   The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrator of such a person.”

Reason For and General Effect of Director Indemnification

Section 145 of the DGCL permits a Delaware corporation to indemnify its officers, directors, and agents in certain circumstances, but only provides for mandatory indemnification if the person has been successful on the merits or otherwise in defense of any action, suit or proceeding.  Thus mandatory indemnification would not be available if, as is the case with most lawsuits, litigation were settled between the parties without any judicial determination.  Our bylaws currently do not provide a mandatory indemnification right.  In addition, it is common practice among Delaware corporations to include such provision in the Certificate of Incorporation.  Under Section 145 of the DGCL, it is important to note that the right to indemnification is qualified by a number of statutory provisions, including the requirement that the person seeking indemnification has acted in good faith and in a manner that the person reasonably believed to have been in or not opposed to the best interests of the corporation and (if there are allegations of criminal conduct) that the person had no reasonable cause to believe that the person’s conduct was criminal.  The statute continues to state that the termination of any action by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or in a manner that the person reasonably believed to have been in or not opposed to the best interests of the corporation or (if convicted of criminal conduct) that the person had reasonable cause to believe that the person’s conduct was criminal.  By amending its Certificate of Incorporation to include this provision, we believe that it will clarify that the ability of the Company to indemnify persons should be as broad as possible.  We believe that these protections are necessary to attract and retain good personnel to serve on our Board of Directors and as our officers, employees, and agents.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, we had a total of 89,460,030 shares of common stock issued and outstanding.  The following table sets forth, as of the Record Date, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of 5% or more of our outstanding common stock.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (“SEC”).  Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person has the right to acquire within 60 days after the measurement date, such as those acquirable pursuant to options, warrants or convertible notes.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information each of them has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property or similar laws may apply.

Title of Class	Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Class

Common Stock	Geoff Evett, 999 18th Street, Suite 3000, Denver, Colorado 80202	48,000,000	53.65%

NO APPRAISAL RIGHTS

Our stockholders have no rights under the DGCL, our Certificate of Incorporation or our Bylaws to exercise dissenters’ rights of appraisal with respect to the Corporate Actions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As of the Record Date, Mr. Evett, our director, is the beneficial owner of  48,000,000 shares of our common stock constituting approximately 53.65% of the voting power of our issued and outstanding shares of our common stock.  The amendments in the Amended Certificate were authorized and approved by written consent of Mr. Evett.

Except in his capacity as stockholder, no other director, executive officer, nominee for election as a director, or associate of any of the foregoing persons has any substantial interest, direct or indirect, in the Corporate Actions that is not shared by all other stockholders.

No director has informed the Company that he intends to oppose any of the Corporate Actions to be taken by the Company as set forth in this Notice and Information Statement.

NOTICE PURSUANT TO DGCL SECTION 228

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action.  This Notice and Information Statement serves as the notice required by Section 228 of the DGCL.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Notice and Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Notice and Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Notice and Information Statement are “forward-looking statements” within the meaning of applicable federal securities laws. You can identify forward-looking statements by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “guidance,” “forecast,” “plan,” “continues,” “outlook” and similar expressions which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters.  You can also identify forward-looking statements by discussions of strategy, plans or intentions.  Forward-looking statements involve numerous important known and unknown risks and uncertainties and you are cautioned not to place undue reliance on them as predictions of future events.  Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and that we may not be able to realize.

Although the Company believes that the forward-looking statements contained in this Notice and Information Statement are reasonable, it cannot, and we do not, guarantee that the transactions and events described will happen as described (or that they will happen at all) or that the anticipated results will be achieved.

The forward-looking statements included in this Notice and Information Statement are made only as of the date of this Notice and Information Statement.  All written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.  The Company’s future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements contained in this Notice and Information Statement.  There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including, among other things, factors that have been discussed in previous public reports and other documents filed by the Company with the SEC.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise unless required by law.

ADDITIONAL INFORMATION

One copy of this Notice and Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Notice and Information Statement to the stockholder at the shared address to which a single copy of this Notice and Information Statement was delivered. In the event that a stockholder desires to provide us with such notice, it may be given by writing or calling us at the following address or telephone number: Mr. Felipe Pimienta, President, 999 18th Street, Suite 3000, Denver, Colorado 80202.  The telephone number at our principal executive office is (303) 242-5376.

If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file with the SEC at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the SEC.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our filings with the SEC are also available to the public on the SEC’s Internet website at http://www.sec.gov.  The information on our corporate website is not, and shall not be deemed to be, a part of this Notice and Information Statement or incorporated into any other filings we make with the SEC.

In addition, if you have any questions about this Notice and Information Statement or if you need additional copies of this Notice and Information Statement or copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, or our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2013, please write or call us at the following address or telephone number: Mr. Felipe Pimienta, President, 999 18th Street, Suite 3000, Denver, Colorado 80202. The telephone number at our principal executive office is (303) 242-5376. The telephone number of our Investor Relations contact is (800) 673-5088.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Notice and Information Statement which describes the purpose and effect of the above corporate actions. Your vote or consent to the above Corporate Actions is not required and is not being solicited in connection with this action. This Notice and Information Statement is intended solely to provide our stockholders information required by the rules and regulations of the Exchange Act and the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By order of our Board of Directors,

Felipe Pimienta
President

ANNEX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GREAT AMERICAN ENERGY, INC.

Great American Energy, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.           The present name of the corporation is Great American Energy, Inc. (this “Corporation”). The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of the State of Delaware on February 22, 2007.  The Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 15, 2011.

B.           This Amended and Restated Certificate of Incorporation has been duly approved by the board of directors of this Corporation in accordance with Sections, 242 and 245 of the General Corporation Law of the State of Delaware, and by the written consent of a majority stockholders of the Corporation in accordance with Section 228(e) of the General Corporation Law of the State of Delaware.

C.           This Amended and Restated Certificate of Incorporation amends and restates the original Certificate of Incorporation, as amended, in its entirety to read as follows:

FIRST:                           The name of this corporation is: Sovereign Lithium, Inc.

SECOND:                      The name of the registered agent and the street address of the registered office in the State of Delaware is: Jennifer Hill, 37046 Teal Court, Selbyville, Delaware, in the County of Sussex.

THIRD:                          The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:                      The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 1,020,000,000 of which 1,000,000,000 shares shall be Common Stock, par value of $0.000001 per share, and 20,000,000 shares shall be Preferred Stock, par value $0.000001 per share.

        Shares of Preferred Stock may be issued from time to time in one or more series.  The board of directors shall determine the designation of each series and the authorized number of shares of each series.  The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

       Upon the filing and effectiveness (the “Effective Time”), pursuant to the General Corporation Law of the State of Delaware, of this Amended and Restated Certificate of Incorporation, each two (2) shares of the corporation’s common stock, $0.000001 par value, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or by the holder thereof (the “Reverse Stock Split”).  The corporation shall not issue fractional shares of Common Stock or pay cash in respect thereof in connection with the Reverse Stock Split but, in lieu thereof, the aggregate number of shares of the corporation’s Common Stock issuable to each holder in connection with the Reverse Stock Split shall be rounded up to the next higher whole number of shares of Common Stock.  Following the Reverse Stock Split, each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to represent only that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined pursuant to the Reverse Stock Split (subject to the treatment of fractional shares as set forth above).

FIFTH:                            The board of directors shall have the power to adopt, amend or repeal the Bylaws of the corporation without requiring a vote of the stockholders therefor.

SIXTH:                           The personal liability of the directors of the corporation is hereby eliminated to the fullest extent by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

SEVENTH:                     The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrator of such a person.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and attested by its Secretary as of _______, 2013.

GREAT AMERICAN ENERGY, INC.

Felipe Pimienta, President and Secretary

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